UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): April 2, 2013

ASAP EXPO INC.
(Exact Name Of Registrant As Specified In Charter)

Nevada	001-34294	22-3962936
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

345 S Figueroa St., Suite M09, Los Angeles, CA 90071
  (Current Address of Principal Executive Offices)

Phone number: (213) 625-1200
(Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 1, 2013, ASAP EXPO, Inc. (the “Company”) was informed by its independent registered public accounting firm, Hood & Associates CPAs, P.C., ("Hood"), that it has combined its practice with another CPA firm (the "Merger") effective April 1, 2013.  As a result, Hood effectively resigned as the Company's independent registered public accounting firm. The Company hired new independent registered public accounting firm.  The engagement of ANTON & CHIA, LLP as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on April 2, 2013.

The principal accountant's reports of Hood on the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant’s reports of Hood on the financial statements of the Company for the years ended December 31, 2011 and 2010 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, there were no disagreements with Hood on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Hood’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this 8-K, the Company did not consult with ANTON & CHIA, LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hood with a copy of this Form 8-K and requested that Hood provide the Company with a letter addressed to ASAP Expo stating whether or not Hood agrees with the above disclosures. A copy of Hood's letter, dated April 19, 2013, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Hood & Associates CPA to ASAP Expo dated April 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASAP EXPO INC.

Dated: April 22, 2013	By:	/s/ FRANK YUAN
FRANK YUAN
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Hood & Associates CPA to ASAP Expo dated April 19, 2013